UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2018

Motorcar Parts of America, Inc.

(Exact name of registrant as specified in its charter)

New York	001-33861	11-2153962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 California Street, Torrance CA	90503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 212-7910

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 1.01.	Entry into a Material Definitive Agreement.

On November 14, 2018, Motorcar Parts of America, Inc. (the “Company”) amended its Amended and Restated Revolving Credit, Term Loan and Security Agreement (as amended to date, the “Loan Agreement”) by entering into the First Amendment to Loan Agreement (the “First Amendment”) with D & V Electronics Ltd., as the Canadian borrower, PNC Bank, National Association, as agent, and the financial institutions party thereto.  The First Amendment, among other things, extends the due date for (a) the quarterly financial statements required to be delivered under the Loan Agreement for the quarter ended September 30, 2018 and (b) the monthly financial statements required to be delivered under the Loan Agreement for the month ended October 31, 2018 and the month ending November 30, 2018.

The foregoing summary of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the terms of the First Amendment, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On November 20, 2018, the Company issued a press release relating to the receipt of a notice on November 15, 2018 from The Nasdaq Stock Market (“Nasdaq”) indicating that the Company is not in compliance with Nasdaq listing rules because the Company’s Form 10-Q for the quarter ended September 30, 2018 was not timely filed. The notice was issued in accordance with standard Nasdaq procedures as a result of the delayed filing.  The Company is working diligently to complete its Form 10-Q and is also finalizing a plan for compliance to submit to Nasdaq no later than 60 calendar days from the date of the notice (or January 14, 2019). A copy of the press release relating to the notice is attached as Exhibit 99.1 and is incorporated herein by reference.

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for certain forward-looking statements. The statements contained in this Form 8-K that are not historical facts, including but not limited to, statements regarding the time for the Company to regain compliance with the Nasdaq listing rules, are forward-looking statements based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. These forward-looking statements involve significant risks and uncertainties (some of which are beyond the control of the Company) and are subject to change based upon various factors. Reference is also made to the Risk Factors set forth in the Company’s Form 10-K Annual Report filed with the Securities and Exchange Commission (the “SEC”) in June 14, 2018 for additional risks and uncertainties facing the Company. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as the result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1
First Amendment to Amended and Restated Loan Agreement, dated as of November 14, 2018, among Motorcar Parts of America, Inc., D & V Electronics Ltd., each lender from time to time party thereto, and PNC Bank, National Association, as administrative agent.

99.1	Press Release dated November 20, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTORCAR PARTS OF AMERICA, INC.

Date: November 20, 2018	/s/ Michael M. Umansky
Michael M. Umansky
Vice President and General Counsel